EXECUTION COPY

Exhibit 10.2

AMENDMENT NO. 2
to
TERM LOAN CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO TERM LOAN CREDIT AGREEMENT (the “Amendment”) is made as of October 9, 2008 by and among TEXAS-NEW MEXICO POWER COMPANY (the “Borrower”), the institutions from time to time parties thereto as Lenders (the “Lenders”), and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”) under that certain Term Loan Credit Agreement dated as of March 7, 2008 by and among the Borrower, the financial institutions party thereto, and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 11.6 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein;

WHEREAS, the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

WHEREAS, JPMorgan Chase Bank, N.A. (“JPMCB”), pursuant to Section 10.6 of the Credit Agreement, has notified the Borrower and the Lenders that it intends to resign as Administrative Agent under the Credit Agreement, effective October 9, 2008 and to assign to Union Bank of California, N.A. (“UBOC”) all of its rights under the Credit Agreement as Administrative Agent; and

WHEREAS, UBOC, pursuant to Section 10.6 of the Credit Agreement, has agreed to act as successor Administrative Agent under the Credit Agreement, effective October 9, 2008 and to assume the obligations of JPMCB as Administrative Agent under the Credit Agreement, and, by their signatures set forth below, each of the Lenders and the Borrower under the Credit Agreement have consented to the resignation of JPMCB and the appointment of UBOC as successor Administrative Agent under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

1. Amendments to the Credit Agreement.  Effective as of October 9, 2008 (the “Effective Date”) and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1.	Section 1.1 to the Credit Agreement is amended to delete the definition of “Maturity Date” in its entirety and to substitute the following therefor:

“Maturity Date” means October 17, 2008 or any later date as may bespecified as the Maturity Date in accordance with Section 2.5.

1.2.	Section 1.1 of the Credit Agreement is amended to delete the defined term “JPMCB” in its entirety.

1.3.	Section 1.1 of the Credit Agreement is amended to insert the following definition in alphabetical order:

“UBOC” means Union Bank of California, N.A., together with itssuccessors and/or assigns.

1.4.	Each reference to “JPMCB” now appearing in the Credit Agreement shall instead refer to “UBOC”.

2. Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that UBOC, as successor Administrative Agent pursuant to this Amendment, shall have received the following:

(A)
duly executed originals of this Amendment from the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement, JPMCB, as the resigning Administrative Agent and UBOC, as successor Administrative Agent;

(B)
notwithstanding anything to the contrary in the Credit Agreement, evidence satisfactory to it that JPMCB shall have received not less than $75,188,927.09 as payment in full of all outstanding loans and other obligations owing to it as a Lender and as the resigning Administrative Agent on the date hereof; and

(C)	such other documents, instruments and agreements as UBOC, as successor Administrative Agent pursuant to this Amendment, may reasonably request.

3. Representations and Warranties of the Borrower.

(A)
The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally) and (ii) no Default or Event of Default has occurred and is continuing.

(B)	Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date).

4. Successor Administrative Agent.

(A)
JPMCB hereby assigns all of its rights as Administrative Agent under the Credit Agreement to UBOC, all on the terms and subject to the conditions set forth in the Credit Agreement.  From and after the date hereof, JPMCB acknowledges and agrees that it shall cease to have any rights as Administrative Agent under the Credit Agreement and the other Credit Documents.  It is understood and agreed that the assignment and assumption hereunder are made without recourse to JPMCB and that JPMCB makes no representation or warranty of any kind to UBOC.

(B)
UBOC hereby assumes the performance of all of the duties and obligations of JPMCB as Administrative Agent under the Credit Agreement and the other Credit Documents (collectively the “Assumed Duties”) and hereby agrees to perform the Assumed Duties as required under the Credit Agreement and the other Credit Documents.  UBOC acknowledges that JPMCB has assigned to UBOC all of the rights of JPMCB as Administrative Agent under the Credit Agreement and the other Credit Documents, all on the terms and subject to the conditions set forth in the Credit Agreement and the other Credit Documents.  From and after the date hereof, UBOC agrees to perform all of the Assumed Duties to be performed or observed by JPMCB individually and as Administrative Agent under the Credit Agreement, or any other Credit Document or in connection therewith, and to be bound in all respects by the terms of the Credit Agreement and the other Credit Documents as they relate to JPMCB as Administrative Agent.  From and after the date hereof, each reference in the Credit Agreement and the other Credit Documents to JPMCB individually and as the “Administrative Agent” as defined in the Credit Agreement shall be deemed to be a reference to UBOC.  Pursuant to Section 11.1 of the Credit Agreement, UBOC as successor Administrative Agent hereby notifies the parties hereto that its address for purposes of the Credit Documents is:

For payments and requests for Credit Extensions:

Union Bank of California, N.A.
Commercial Loan & Documentation
601 Potrero Grande Dr.
Monterey Park, CA 91754
Attention: Maria Suncin
Commercial Loan Operations
Telephone: 323.720.2870
Telecopier: 800.446.9951

Payment Instructions:
Union Bank of California, N.A.
1980 Saturn St.
Monterey Park, CA 91754
ABA # 122-000-496
Acct #77070-196431
Attention: Commercial Loan Operations
Ref: Texas New Mexico Power Company

Other Notices as Administrative Agent:

Union Bank of California, N.A.
Energy Capital Services
445 S. Figueroa Street, 15th Floor
Los Angeles, CA 90071
Attention:  Kevin Zitar, SVP
Telephone: 213.236.5503
Telecopier: 213.236.4096
Electronic Mail: kevin.zitar@uboc.com

(C)	Upon the effectiveness of this Agreement, JPMCB shall be discharged from all of its duties and obligations, as Administrative Agent, under the Credit Agreement and the other Credit Documents.

5. References to the Credit Agreement.

(A)
Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

(B)
Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(C)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

7. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TEXAS-NEW MEXICO POWER COMPANY, as the Borrower

By:      /s/  Terry R. Horn
  Name:      Terry R. Horn
  Title:        Vice President and Treasurer

UNION BANK OF CALIFORNIA, N.A., as successor Administrative Agent and as a Lender

By:      /s/  Robert J. Cole
  Name:       Robert J. Cole
  Title:         Vice President

JPMORGAN CHASE BANK, N.A., as the resigning Administrative Agent and as a Lender

By:      /s/  Kenneth J. Bauer
  Name:      Kenneth J. Bauer
  Title:        Senior Vice President

Signature Page to Amendment No. 2